As filed with the Securities and Exchange Commission on November 27, 2009

                                              1933 Act Registration No. 33-30876
                                             1940 Act Registration No. 811-05896

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 56
                                                      --

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 58
                                              --

                                 DWS TARGET FUND
                                 ---------------
               (Exact name of Registrant as Specified in Charter)

                    345 Park Avenue, New York, NY 10154-0004
                    ----------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000

                                  John Millette
                                One Beacon Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                            Copy to: David A. Sturms
                                Vedder Price P.C.
                 222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

|__|     Immediately upon filing pursuant to paragraph (b)
| X |    On December 1, 2009 pursuant to paragraph (b)
|__|     60 days after filing pursuant to paragraph (a)(1)
|__|     On ____________ pursuant to paragraph (a)(1)
|__|     75 days after filing pursuant to paragraph (a)(2)
|__|     On ____________ pursuant to paragraph (a)(2) of Rule 485
|__|     On ____________ pursuant to paragraph (a)(3) of Rule 485

         If appropriate, check the following box:
|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE
                                ----------------

The Registrant is a series fund with six series currently in operation: DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund (shares of which are no longer offered and sold to the public); and DWS LifeCompass Protect 2017 Fund.


This post-effective amendment relates only to the following series of the
Registrant:

o        DWS Target 2010 Fund
o        DWS Target 2011 Fund
o        DWS Target 2012 Fund
o        DWS Target 2013 Fund
o        DWS Target 2014 Fund

This post-effective amendment is not intended to update or amend any other prospectuses or Statements of Additional Information of the Registrant's other series or classes.

                                DECEMBER 1, 2009








                                   PROSPECTUS
                              ------------------

                              DWS TARGET 2010 FUND


                              DWS TARGET 2011 FUND


                              DWS TARGET 2012 FUND


                              DWS TARGET 2013 FUND


                              DWS TARGET 2014 FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW EACH FUND WORKS
  4      DWS Target 2010 Fund
 13      DWS Target 2011 Fund
 22      DWS Target 2012 Fund
 31      DWS Target 2013 Fund
 40      DWS Target 2014 Fund
 49      Other Policies and Risks


 53      Who Manages and Oversees
         the Funds
 58      Financial Highlights
 79      Understanding Distributions
         and Taxes
 83      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

THE TARGET FUNDS HAVE CEASED TO OFFER SHARES TO BOTH EXISTING AND NEW SHAREHOLDERS, although dividend reinvestment is permitted (see "Fund History" under "Other Policies and Risks" for additional information).

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

  ticker symbol               KRFAX
    fund number               050

    DWS TARGET 2010 FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on November 15, 2010 (the "Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees (the "Board") may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (e.g., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


4 | DWS Target 2010 Fund

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


                                                       DWS Target 2010 Fund  | 5

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            DERIVATIVES AND OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.



6 | DWS Target 2010 Fund

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.



            MAIN RISKS

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK - ZERO COUPON TREASURIES. When interest rates rise, prices of debt securities generally decline. Zero Coupon Treasuries tend to be more sensitive to changes in interest rates than interest-paying securities of comparable quality and duration. The guarantee of the US government does not apply to the market value of any Zero Coupon Treasuries or to shares of the fund.

            STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may



                                                       DWS Target 2010 Fund  | 7
            affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

            GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



8 | DWS Target 2010 Fund

            TERMINATION OR LIQUIDATION RISK. The Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund. In such a case, the fund may not achieve its investment objectives, and you could lose money you invested in the fund.

            SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                                       DWS Target 2010 Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Target 2010 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


14.31       8.33      -3.76      5.84      7.23      4.83      1.93      4.50     6.03     -3.61
1999       2000      2001       2002      2003      2004      2005      2006      2007    2008







2009 TOTAL RETURN AS OF SEPTEMBER 30: 1.55%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.05%, Q4 1999                WORST QUARTER: -3.32%, Q3 1999




10 | DWS Target 2010 Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008




                                              1 YEAR       5 YEARS      10 YEARS
 FUND
   Return before Taxes                          -8.43        1.63         3.90
   Return after Taxes on Distributions          -9.75        -0.27        1.91
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -5.40*        0.53         2.42
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           -37.00         -2.19        -1.38
 BARCLAYS CAPITAL US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                 12.39          6.06         6.16
 BARCLAYS CAPITAL US TREASURY INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           13.74          6.35         6.26




 * Return after Taxes on Distributions and Sale of Fund Shares is higher than Return before Taxes for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


BARCLAYS CAPITAL US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

BARCLAYS CAPITAL US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                      DWS Target 2010 Fund  | 11

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.



FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                             None 1
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                         0.40%
 Distribution/Service (12b-1) Fees                      0.24
 Other Expenses3                                        0.50
 TOTAL ANNUAL OPERATING EXPENSES                        1.14



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

3   "Other Expenses" include an administrative service fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
               $610         $844       $1,096       $1,817




12 | DWS Target 2010 Fund

  ticker symbol               KRFBX
    fund number               052

    DWS TARGET 2011 FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on August 15, 2011 (the "Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees (the "Board") may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (e.g., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


                                                      DWS Target 2011 Fund  | 13

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


14 | DWS Target 2011 Fund

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            DERIVATIVES AND OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.



                                                      DWS Target 2011 Fund  | 15

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.



            MAIN RISKS

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK - ZERO COUPON TREASURIES. When interest rates rise, prices of debt securities generally decline. Zero Coupon Treasuries tend to be more sensitive to changes in interest rates than interest-paying securities of comparable quality and duration. The guarantee of the US government does not apply to the market value of any Zero Coupon Treasuries or to shares of the fund.

            STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may



16 | DWS Target 2011 Fund
            affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

            GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                                      DWS Target 2011 Fund  | 17

            TERMINATION OR LIQUIDATION RISK. The Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund. In such a case, the fund may not achieve its investment objectives, and you could lose money you invested in the fund.

            SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



18 | DWS Target 2011 Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Target 2011 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


14.84       4.14      -4.56      4.55      7.92      5.48      2.26      5.10     6.71    -3.35
1999       2000      2001       2002      2003      2004      2005      2006      2007    2008







2009 TOTAL RETURN AS OF SEPTEMBER 30: 2.18%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 9.66%, Q4 1999                WORST QUARTER: -3.45%, Q1 2001




                                                      DWS Target 2011 Fund  | 19

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008




                                              1 YEAR       5 YEARS      10 YEARS
 FUND
   Return before Taxes                          -8.18        2.12         3.64
   Return after Taxes on Distributions          -9.40        0.60         1.77
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -5.18*        1.16         2.22
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           -37.00         -2.19        -1.38
 BARCLAYS CAPITAL US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                 12.39          6.06         6.16
 BARCLAYS CAPITAL US TREASURY INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           13.74          6.35         6.26




 * Return after Taxes on Distributions and Sale of Fund Shares is higher than Return before Taxes for the same period due to capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


BARCLAYS CAPITAL US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

BARCLAYS CAPITAL US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


20 | DWS Target 2011 Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.



FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                             None 1
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                         0.40%
 Distribution/Service (12b-1) Fees                      0.25
 Other Expenses 3                                       0.37
 TOTAL ANNUAL OPERATING EXPENSES                        1.02



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

3 "Other Expenses" include an administrative service fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
               $599         $808       $1,035       $1,685




                                                      DWS Target 2011 Fund  | 21

  ticker symbol               KRFCX
    fund number               053

    DWS TARGET 2012 FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on February 15, 2012 (the "Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees (the "Board") may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (e.g., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


22 | DWS Target 2012 Fund

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


                                                      DWS Target 2012 Fund  | 23

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            DERIVATIVES AND OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.



24 | DWS Target 2012 Fund

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.



            MAIN RISKS

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK - ZERO COUPON TREASURIES. When interest rates rise, prices of debt securities generally decline. Zero Coupon Treasuries tend to be more sensitive to changes in interest rates than interest-paying securities of comparable quality and duration. The guarantee of the US government does not apply to the market value of any Zero Coupon Treasuries or to shares of the fund.

            STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may



                                                      DWS Target 2012 Fund  | 25
            affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

            GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



26 | DWS Target 2012 Fund

            TERMINATION OR LIQUIDATION RISK. The Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund. In such a case, the fund may not achieve its investment objectives, and you could lose money you invested in the fund.

            SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                                      DWS Target 2012 Fund  | 27

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Target 2012 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


13.86       -1.16      -6.07      -0.33      9.02      6.06      2.66      5.44     6.27    -5.60
1999       2000       2001       2002       2003      2004      2005      2006      2007    2008







2009 TOTAL RETURN AS OF SEPTEMBER 30: 3.79%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 9.74%, Q4 1999                WORST QUARTER: -7.92%, Q3 2001




28 | DWS Target 2012 Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008




                                               1 YEAR       5 YEARS      10 YEARS
 FUND
   Return before Taxes                         -10.32         1.81         2.31
   Return after Taxes on Distributions         -11.35         0.32         0.73
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -6.62*        0.91         1.23
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            -37.00         -2.19        -1.38
 BARCLAYS CAPITAL US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                  12.39          6.06         6.16
 BARCLAYS CAPITAL US TREASURY INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            13.74          6.35         6.26




 * Return after Taxes on Distributions and Sale of Fund Shares is higher than Return before Taxes for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


BARCLAYS CAPITAL US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

BARCLAYS CAPITAL US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                      DWS Target 2012 Fund  | 29

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.



FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                             None1
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                         0.40%
 Distribution/Service (12b-1) Fees                      0.25
 Other Expenses 3                                       0.45
 TOTAL ANNUAL OPERATING EXPENSES                        1.10



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

3 "Other Expenses" include an administrative service fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
               $607         $832       $1,076       $1,773




30 | DWS Target 2012 Fund

  ticker symbol               KRFDX
    fund number               054

    DWS TARGET 2013 FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on February 15, 2013 (the "Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees (the "Board") may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (e.g., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


                                                      DWS Target 2013 Fund  | 31

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


32 | DWS Target 2013 Fund

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            DERIVATIVES AND OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.



                                                      DWS Target 2013 Fund  | 33

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.



            MAIN RISKS

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK - ZERO COUPON TREASURIES. When interest rates rise, prices of debt securities generally decline. Zero Coupon Treasuries tend to be more sensitive to changes in interest rates than interest-paying securities of comparable quality and duration. The guarantee of the US government does not apply to the market value of any Zero Coupon Treasuries or to shares of the fund.

            STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may



34 | DWS Target 2013 Fund
            affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

            GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                                      DWS Target 2013 Fund  | 35

            TERMINATION OR LIQUIDATION RISK. The Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund. In such a case, the fund may not achieve its investment objectives, and you could lose money you invested in the fund.

            SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



36 | DWS Target 2013 Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Target 2013 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


11.45       0.13      -3.81      -7.82      9.04      6.60      2.74      5.33     6.72    -3.69
1999       2000      2001       2002       2003      2004      2005      2006      2007    2008







2009 TOTAL RETURN AS OF SEPTEMBER 30: 2.99%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.63%, Q4 1999                WORST QUARTER: -6.22%, Q3 2001




                                                      DWS Target 2013 Fund  | 37

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008




                                              1 YEAR       5 YEARS      10 YEARS
 FUND
   Return before Taxes                          -8.50        2.41         1.97
   Return after Taxes on Distributions          -9.26        1.17         0.65
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -5.45*        1.50         1.05
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           -37.00         -2.19        -1.38
 BARCLAYS CAPITAL US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                 12.39          6.06         6.16
 BARCLAYS CAPITAL US TREASURY INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           13.74          6.35         6.26




 * Return after Taxes on Distributions and Sale of Fund Shares is higher than Return before Taxes for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


BARCLAYS CAPITAL US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

BARCLAYS CAPITAL US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


38 | DWS Target 2013 Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.



FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                             None 1
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                         0.40%
 Distribution/Service (12b-1) Fees                      0.24
 Other Expenses 3                                       0.64

 TOTAL ANNUAL OPERATING EXPENSES                        1.28



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

3 "Other Expenses" include an administrative service fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
               $624         $886       $1,167       $1,968




                                                      DWS Target 2013 Fund  | 39

  ticker symbol               KRFEX
    fund number               055

    DWS TARGET 2014 FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on November 15, 2014 (the "Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees (the "Board") may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (e.g., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


40 | DWS Target 2014 Fund

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


                                                      DWS Target 2014 Fund  | 41

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.

            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            DERIVATIVES AND OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.



42 | DWS Target 2014 Fund

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.



            MAIN RISKS

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK - ZERO COUPON TREASURIES. When interest rates rise, prices of debt securities generally decline. Zero Coupon Treasuries tend to be more sensitive to changes in interest rates than interest-paying securities of comparable quality and duration. The guarantee of the US government does not apply to the market value of any Zero Coupon Treasuries or to shares of the fund.

            STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may



                                                      DWS Target 2014 Fund  | 43
            affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.

            GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



44 | DWS Target 2014 Fund

            TERMINATION OR LIQUIDATION RISK. The Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund. In such a case, the fund may not achieve its investment objectives, and you could lose money you invested in the fund.

            SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                                      DWS Target 2014 Fund  | 45

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Target 2014 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


11.59       0.36      -4.66      -6.36     10.35       4.15      3.50      4.75     7.29    0.12
1999       2000      2001       2002       2003       2004      2005      2006      2007    2008







2009 TOTAL RETURN AS OF SEPTEMBER 30: 1.49%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 9.48%, Q4 1999                WORST QUARTER: -6.17%, Q3 2001




46 | DWS Target 2014 Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008




                                              1 YEAR       5 YEARS      10 YEARS
 FUND
   Return before Taxes                          -4.88        2.87         2.43
   Return after Taxes on Distributions          -5.70        1.32         0.74
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -3.11*        1.70         1.22
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           -37.00         -2.19        -1.38
 BARCLAYS CAPITAL US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                 12.39          6.06         6.16
 BARCLAYS CAPITAL US TREASURY INDEX
 (reflects no deductions for fees,
 expenses or taxes)                           13.74          6.35         6.26




 * Return after Taxes on Distributions and Sale of Fund Shares is higher than Return before for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


BARCLAYS CAPITAL US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

BARCLAYS CAPITAL US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.



--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.


--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.


RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


                                                      DWS Target 2014 Fund  | 47

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.



FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                             None1
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                         0.40%
 Distribution/Service (12b-1) Fees                      0.24
 Other Expenses 3                                       0.56
 TOTAL ANNUAL OPERATING EXPENSES                        1.20



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

3 "Other Expenses" include an administrative service fee paid to the Advisor in the amount of 0.10%.


Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
               $616         $862       $1,127       $1,882




48 | DWS Target 2014 Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.



           - Certain DWS funds-of-funds are permitted to invest in the fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.


           For More Information


           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that a fund will achieve its investment objective.


           A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


                                                  Other Policies and Risks  | 49

           Fund history

           DWS TARGET 2010 FUND. The fund originally commenced operations on February 5, 1990 under the name Kemper Retirement Fund Series I. Shares of the fund were offered during a limited offering period that ended August 29, 1990. The fund's objectives were to provide a guaranteed return of investment on the maturity date, November 15, 1999, to investors who reinvested all dividends and held their shares to the maturity date and to provide long-term growth of capital.

           On July 12, 1999, the fund's Board elected to continue operation of the fund after the November 15, 1999 maturity date with a new maturity date of November 15, 2010. The Board also approved the offering of shares of the fund for a new limited offering period commencing on November 15, 1999 and ending on August 15, 2000. Effective November 15, 1999, the fund's name was changed to Kemper Target 2010 Fund. For investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment for purposes of the guaranteed return of investment as of the November 15, 2010 maturity date is the net asset value of their fund shares on November 15, 1999.

           The fund's name was changed to Scudder Target 2010 Fund on June 29, 2001 and to DWS Target 2010 Fund, effective February 6, 2006.

           DWS TARGET 2011 FUND. The fund originally commenced operations on September 10, 1990 under the name Kemper Retirement Fund Series II. Shares of the fund were offered during a limited offering period that ended March 9, 1992. The fund's objectives were to provide a guaranteed return of investment on the maturity date, August 15, 2000, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

           On May 23, 2000, the fund's Board elected to continue operation of the fund after the August 15, 2000 maturity date with a new maturity date of August 15, 2011. The Board also approved the offering of shares of the fund for a new limited offering period commencing on August 15, 2000 and ending February 15, 2002. Effective August 15, 2000, the fund's name was changed to Kemper Target 2011 Fund.


50 | Other Policies and Risks

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the August 15, 2011 maturity date, is the net asset value of their fund shares on August 15, 2000.


           The fund's name was changed to Scudder Target 2011 Fund on June 29, 2001 and to DWS Target 2011 Fund, effective February 6, 2006.

           DWS TARGET 2012 FUND. The fund originally commenced operations on March 10, 1992 under the name Kemper Retirement Fund Series III. Shares of the fund were offered during a limited offering period that ended January 14, 1993. The fund's objectives were to provide a guaranteed return of investment on the maturity date, February 15, 2002, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

           On November 26, 2001, the fund's Board elected to continue operation of the fund after the February 15, 2002 maturity date with a new maturity date of February 15, 2012. The Board also approved the offering of shares of the fund for a new limited offering period commencing on February 15, 2002 and ending February 15, 2003. Effective February 15, 2002, the fund changed its name to Scudder Target 2012 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the February 15, 2012 maturity date, is the net asset value of their fund shares on February 15, 2002.

           The fund's name was changed to DWS Target 2012 Fund, effective February 6, 2006.

           DWS TARGET 2013 FUND. The fund originally commenced operations on January 15, 1993 under the name Kemper Retirement Fund Series IV. Shares of the fund were offered during a limited offering period that ended November 14, 1993. The fund's objectives were to provide a guaranteed return of investment on the maturity date, February 15, 2003, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.


                                                  Other Policies and Risks  | 51

           On November 20, 2002, the fund's Board elected to continue operation of the fund after the February 15, 2003 maturity date with a new maturity date of February 15, 2013. The Board also approved the offering of shares of the fund for a new limited offering period commencing on February 15, 2003. Effective February 15, 2003, the fund changed its name to Scudder Target 2013 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the February 15, 2013 maturity date, is the net asset value of their fund shares on February 15, 2003.

           Due to market conditions, on June 23, 2003, Scudder Target 2013 Fund ceased offering shares to both existing and new shareholders, except retirement plans, subject to certain exceptions. Effective May 9, 2005, the fund ceased offering shares to retirement plans.

           The fund's name was changed to DWS Target 2013 Fund, effective February 6, 2006.

           DWS TARGET 2014 FUND. The fund originally commenced operations on November 15, 1993 under the name Kemper Retirement Fund Series V. Shares of the fund were offered during a limited offering period ending April 30, 1995. The fund's objectives were to provide a guaranteed return of investment on the maturity date, November 15, 2004, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

           On July 21, 2004, the fund's Board elected to continue operation of the fund after the November 15, 2004 maturity date with a new maturity date of November 15, 2014. The Board also approved the offering of shares of the fund for a new limited offering period commencing on November 15, 2004. Effective November 15, 2004, the fund changed its name to Scudder Target 2014 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the November 15, 2014 maturity date, is the net asset value of their fund shares on November 15, 2004.


52 | Other Policies and Risks

           On May 12, 2006, the fund ceased offering shares to both existing and new shareholders, except retirement plans, subject to certain exceptions. Effective July 3, 2006, the fund ceased offering shares to retirement plans.

           The fund's name was changed to DWS Target 2014 Fund, effective February 6, 2006.


WHO MANAGES AND OVERSEES THE FUNDS



           The Investment Advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                        Who Manages and Oversees the Funds  | 53

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                             FEE PAID
  DWS Target 2010 Fund                  0.40%
  DWS Target 2011 Fund                  0.40%
  DWS Target 2012 Fund                  0.40%
  DWS Target 2013 Fund                  0.40%
  DWS Target 2014 Fund                  0.40%




           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the semi-annual period ended January 31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.

           SUB-ADVISOR APPROVAL POLICY. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring and replacement of sub-advisors. Pursuant to a sub-advisor policy approved by each fund's Board and shareholders (Sub-Advisor Approval Policy), the Advisor, with the approval of each fund's Board, may hire sub-advisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any sub-advisor and allocate and reallocate the fund's assets among other sub-advisors or assume the management responsibilities itself. The Sub-Advisor Approval Policy would also permit the Advisor, subject to the approval of the Board, to materially amend an existing sub-advisory agreement without shareholder approval.

           Each fund and the Advisor have filed an exemptive application with the SEC and cannot implement the Sub-Advisor Approval Policy without the SEC first granting the relief requested in the application. There can be no assurance that the relief requested in the exemptive application will be granted by the SEC. The SEC also proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (1940
           Act) in October 2003 to permit



54 | Who Manages and Oversees the Funds
           the appointment and termination of sub-advisors and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal and there is no assurance that the rule will be adopted as proposed. Each fund and the Advisor will be subject to the conditions imposed by the SEC (as part of any exemptive order or rule) whenever the Advisor acts under the Sub-Advisor Approval Policy, including any shareholder notice requirements.



                                        Who Manages and Oversees the Funds  | 55

Portfolio management

The funds are managed by a team of investment professionals who collaborate to implement each fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the funds' investment portfolios, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the funds:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Fixed Income: New York.
-  Joined the funds in 2005.
-  BIS, University of Minnesota.

Ohn Choe
Analyst of Deutsche Asset Management and Portfolio Manager of the funds.
- Portfolio Manager Associate specializing in Mortgage Backed Securities: New York.

-  Joined Deutsche Asset Management in 2005 and the funds in 2006.

-  BSBA, Georgetown University.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management and the funds in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Fixed Income: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
-  Global Head of Quantitative Strategies Portfolio Management: New York.
-  Joined the funds in 2006.
-  BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the funds.
-  Head of Active Quantitative Equity Portfolio Management: New York.

- Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

-  Joined the funds in 2006.

-  BS in Applied Mathematics from University of Massachusetts, Amherst.



56 | Who Manages and Oversees the Funds

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                        Who Manages and Oversees the Funds  | 57

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).


58 | Financial Highlights

DWS Target 2010 Fund



YEARS ENDED JULY 31,                 2009            2008              2007             2006            2005
SELECTED PER SHARE DATA
------------------------------           -              --                 -                 -              -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  8.31         $ 8.88           $   9.05          $   9.75       $   9.52
------------------------------     -------         -------          --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              .33            .31             .33d                 .34            .35
______________________________     _______         _______          ________          ________       ________
  Net realized and unrealized
  gain (loss)                        ( .54)         ( .00)*              .27            (  .31)           .23
------------------------------     -------         -------          --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .21)           .31                .60               .03            .58
------------------------------     -------         -------          --------          --------       --------
Less distributions from:
  Net investment income              ( .35)         ( .52)            (  .22)           (  .51)        (  .35)
______________________________     _______         _______          ________          ________       ________
  Net realized gains                     -          ( .36)            (  .55)           (  .22)             -
------------------------------     -------         -------          --------          --------       --------
  TOTAL DISTRIBUTIONS                ( .35)         ( .88)            (  .77)           (  .73)        (  .35)
------------------------------     -------         -------          --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  7.75         $ 8.31           $   8.88          $   9.05       $   9.75
------------------------------     -------         -------          --------          --------       --------
Total Return (%)b                    (2.54)        3.38c             6.77c,d            .23c             6.14
------------------------------     -------         -------          --------          --------       --------
RATIOS TO AVERAGE NET
ASSETS AND
SUPPLEMENTAL DATA
------------------------------     -------         -------          --------          --------       --------
Net assets, end of period ($
millions)                               32             38                 44                50             59
______________________________     _______         _______          ________          ________       ________
Ratio of expenses before
expense reductions (%)                1.14           1.21               1.14              1.12           1.03
______________________________     _______         _______          ________          ________       ________
Ratio of expenses after
expense reductions (%)                1.14           1.20               1.14              1.11           1.03
______________________________     _______         _______          ________          ________       ________
Ratio of net investment
income (loss) (%)                     4.25           3.63             3.69d               3.61           3.58
______________________________     _______         _______          ________          ________       ________
Portfolio turnover rate (%)             38             69                 68                27             22
------------------------------     -------         -------          --------          --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.06% lower.

*   Amount is less than $.005

                                                      Financial Highlights  | 59

DWS Target 2011 Fund



YEARS ENDED JULY 31,                 2009            2008              2007             2006            2005
SELECTED PER SHARE DATA
------------------------------           -               -                 -                 -              -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  9.82        $  10.45          $  10.49          $  11.14       $  10.44
------------------------------     -------        --------          --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              .37             .37            .37d                 .37            .37
______________________________     _______        ________          ________          ________       ________
  Net realized and unrealized
  gain (loss)                        ( .54)            .04               .37            (  .30)           .33
------------------------------     -------        --------          --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .17)            .41               .74               .07            .70
------------------------------     -------        --------          --------          --------       --------
Less distributions from:
  Net investment income              ( .37)         (  .36)           (  .36)           (  .58)             -
______________________________     _______        ________          ________          ________       ________
  Net realized gains                 ( .03)         (  .68)           (  .42)           (  .14)             -
------------------------------     -------        --------          --------          --------       --------
  TOTAL DISTRIBUTIONS                ( .40)         ( 1.04)           (  .78)           (  .72)             -
------------------------------     -------        --------          --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  9.25        $   9.82          $  10.45          $  10.49       $  11.14
------------------------------     -------        --------          --------          --------       --------
Total Return (%)b                    (1.73)         3.81c            7.15c,d            .60c             6.70
------------------------------     -------        --------          --------          --------       --------
RATIOS TO AVERAGE NET
ASSETS AND
SUPPLEMENTAL DATA
------------------------------     -------        --------          --------          --------       --------
Net assets, end of period ($
millions)                               55              64                71                79             94
______________________________     _______        ________          ________          ________       ________
Ratio of expenses before
expense reductions (%)                1.02            1.08              1.07              1.03           1.05
______________________________     _______        ________          ________          ________       ________
Ratio of expenses after
expense reductions (%)                1.02            1.08              1.07              1.02           1.05
______________________________     _______        ________          ________          ________       ________
Ratio of net investment
income (loss) (%)                     4.03            3.62            3.51d               3.44           3.34
______________________________     _______        ________          ________          ________       ________
Portfolio turnover rate (%)             42              70                75                29             23
------------------------------     -------        --------          --------          --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.006 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

60 | Financial Highlights

DWS Target 2012 Fund



YEARS ENDED JULY 31,                 2009            2008              2007             2006            2005
SELECTED PER SHARE DATA
------------------------------           -               -                 -                 -              -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  8.25         $  8.95          $   8.93          $   9.17       $   8.77
------------------------------     -------         -------          --------          --------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              .26             .25            .26d                 .25            .25
______________________________     _______         _______          ________          ________       ________
  Net realized and unrealized
  gain (loss)                        ( .45)            .01               .41            (  .21)           .41
------------------------------     -------         -------          --------          --------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .19)            .26               .67               .04            .66
------------------------------     -------         -------          --------          --------       --------
Less distributions from:
  Net investment income              ( .28)          ( .38)           (  .30)           (  .28)        (  .26)
______________________________     _______         _______          ________          ________       ________
  Net realized gains                     -           ( .58)           (  .35)                -              -
------------------------------     -------         -------          --------          --------       --------
  TOTAL DISTRIBUTIONS                ( .28)          ( .96)           (  .65)           (  .28)        (  .26)
------------------------------     -------         -------          --------          --------       --------
NET ASSET VALUE, END OF
PERIOD                             $  7.78         $  8.25          $   8.95          $   8.93       $   9.17
------------------------------     -------         -------          --------          --------       --------
Total Return (%)b                    (2.25)         2.74c            7.59c,d            .42c             7.57
------------------------------     -------         -------          --------          --------       --------
RATIOS TO AVERAGE NET
ASSETS AND
SUPPLEMENTAL DATA
------------------------------     -------         -------          --------          --------       --------
Net assets, end of period ($
millions)                               44              52                56                62             73
______________________________     _______         _______          ________          ________       ________
Ratio of expenses before
expense reductions (%)                1.10            1.15              1.09              1.10           1.10
______________________________     _______         _______          ________          ________       ________
Ratio of expenses after
expense reductions (%)                1.10            1.15              1.08              1.09           1.10
______________________________     _______         _______          ________          ________       ________
Ratio of net investment
income (loss) (%)                     3.32            2.90            2.89d               2.82           2.81
______________________________     _______         _______          ________          ________       ________
Portfolio turnover rate (%)             52              86                90                34             28
------------------------------     -------         -------          --------          --------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

                                                      Financial Highlights  | 61

DWS Target 2013 Fund



YEARS ENDED JULY 31,                 2009            2008              2007             2006           2005
SELECTED PER SHARE DATA
------------------------------           -               -                 -                -              -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  8.77         $  9.25          $   9.07          $  9.31       $   8.82
------------------------------     -------         -------          --------          -------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              .21             .21            .22d                .21            .22
______________________________     _______         _______          ________          _______       ________
  Net realized and unrealized
  gain (loss)                        ( .36)            .14               .47           (  .21)           .51
------------------------------     -------         -------          --------          -------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .15)            .35               .69                -            .73
------------------------------     -------         -------          --------          -------       --------
Less distributions from:
  Net investment income              ( .22)          ( .30)           (  .29)          (  .24)        (  .24)
______________________________     _______         _______          ________          _______       ________
  Net realized gains                     -           ( .53)           (  .22)               -              -
------------------------------     -------         -------          --------          -------       --------
  TOTAL DISTRIBUTIONS                ( .22)          ( .83)           (  .51)          (  .24)        (  .24)
------------------------------     -------         -------          --------          -------       --------
NET ASSET VALUE, END OF
PERIOD                             $  8.40         $  8.77          $   9.25          $  9.07       $   9.31
------------------------------     -------         -------          --------          -------       --------
Total Return (%)b                    (1.67)         3.69c            7.65c,d           (  .02)c         8.33
------------------------------     -------         -------          --------          -------       --------
RATIOS TO AVERAGE NET
ASSETS AND
SUPPLEMENTAL DATA
------------------------------     -------         -------          --------          -------       --------
Net assets, end of period ($
millions)                               30              34                39               43             53
______________________________     _______         _______          ________          _______       ________
Ratio of expenses before
expense reductions (%)                1.28            1.31              1.24             1.19           1.18
______________________________     _______         _______          ________          _______       ________
Ratio of expenses after
expense reductions (%)                1.28            1.30              1.23             1.18           1.18
______________________________     _______         _______          ________          _______       ________
Ratio of net investment
income (loss) (%)                     2.49            2.31            2.41d              2.38           2.45
______________________________     _______         _______          ________          _______       ________
Portfolio turnover rate (%)             48              79                86               36             26
------------------------------     -------         -------          --------          -------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.08%. Excluding this non-recurring income, total return would have been 0.09% lower.

62 | Financial Highlights

DWS Target 2014 Fund



YEARS ENDED JULY 31,                 2009            2008              2007             2006           2005
SELECTED PER SHARE DATA
------------------------------           -               -                 -                -              -
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  7.51         $  7.80          $   7.48          $  8.10       $   7.93
------------------------------     -------         -------          --------          -------       --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              .19             .20            .21d                .20            .25
______________________________     _______         _______          ________          _______       ________
  Net realized and unrealized
  gain (loss)                        ( .23)            .22               .36           (  .24)           .30
------------------------------     -------         -------          --------          -------       --------
  TOTAL FROM INVESTMENT
  OPERATIONS                         ( .04)            .42               .57           (  .04)           .55
------------------------------     -------         -------          --------          -------       --------
Less distributions from:
  Net investment income              ( .20)          ( .32)           (  .01)          (  .55)        (  .38)
______________________________     _______         _______          ________          _______       ________
  Net realized gains                     -           ( .39)           (  .24)          (  .03)             -
------------------------------     -------         -------          --------          -------       --------
  TOTAL DISTRIBUTIONS                ( .20)          ( .71)           (  .25)          (  .58)        (  .38)
------------------------------     -------         -------          --------          -------       --------
Redemption fees                          -               -                 -              .00*             -
------------------------------     -------         -------          --------          -------       --------
NET ASSET VALUE, END OF
PERIOD                             $  7.27         $  7.51          $   7.80          $  7.48       $   8.10
------------------------------     -------         -------          --------          -------       --------
Total Return (%)b                    ( .57)         5.35c            7.67c,d           (  .65)c         7.06
------------------------------     -------         -------          --------          -------       --------
RATIOS TO AVERAGE NET
ASSETS AND
SUPPLEMENTAL DATA
------------------------------     -------         -------          --------          -------       --------
Net assets, end of period ($
millions)                               31              36                40               44             53
______________________________     _______         _______          ________          _______       ________
Ratio of expenses before
expense reductions (%)                1.20            1.26              1.24             1.17           1.18
______________________________     _______         _______          ________          _______       ________
Ratio of expenses after
expense reductions (%)                1.20            1.25              1.24             1.16           1.18
______________________________     _______         _______          ________          _______       ________
Ratio of net investment
income (loss) (%)                     2.62            2.55            2.66d              2.58           3.04
______________________________     _______         _______          ________          _______       ________
Portfolio turnover rate (%)             39              71                73               31             98
------------------------------     -------         -------          --------          -------       --------



a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.009 per share and an increase in the ratio of net investment income of 0.12%. Excluding this non-recurring income, total return would have been 0.13% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 63

ABOUT YOUR INVESTMENT

           Maturity Date

           The Board may in its sole discretion elect, without shareholder approval, to continue the operation of a fund after the fund's Maturity Date with a new maturity date ("New Maturity Date"). Such a decision may be made to provide shareholders with the opportunity of continuing their investment in the fund for a new term without recognizing any taxable capital gains as a result of a redemption. In that event, shareholders of a fund may either continue as such or redeem their shares in the fund.

           If the Board elects to continue operation of a fund, shareholders will be given 60 days' prior notice of such election and the New Maturity Date. In that event, it is anticipated that the offering of a fund's shares would commence again after the Maturity Date for such period as the Board shall determine.

           On the Maturity Date, a fund may also be terminated at the election of the Board of Trustees in its sole discretion and without approval by shareholders, upon 60 days' prior notice to shareholders.

           Subject to shareholder approval, other alternatives may be pursued by a fund after the Maturity Date. For instance, the Board may consider the possibility of a tax-free reorganization between a fund and another registered open-end investment company or any other series of the fund's trust, DWS Target Fund.


TRANSACTION INFORMATION

           The following policies are general policies for the DWS family of funds, some of which may not be currently applicable as the funds are no longer offering shares to new or existing shareholders except through dividend reinvestment.


           Buying shares


           The Target Funds have ceased to offer shares to both existing and new shareholders, although dividend reinvestment is permitted (see "Fund History" under "Other Policies and Risks" for additional information). Information regarding the ability to purchase new shares of the funds is qualified to the extent the funds are presently closed to new investment.



64 |

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                                                            | 65

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


66 |
           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.



           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



                                                                            | 67

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


68 |

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


           Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's



                                                                            | 69
           account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).


           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")


70 |

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with each fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to each fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption



                                                                            | 71
           fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.



           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in


72 |
           shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.

           QUICKBUY AND QUICKSELL allow you to set up an electronic link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by contacting DWS Investments (see phone number on the back cover).

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




                                                                            | 73

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed WHICH MAY DIFFER FROM THE SCHEDULE FOR THE FUND YOU ARE EXCHANGING OUT OF. Your shares will retain their original cost and purchase date.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









74 |

           There are certain cases in which you may be exempt from a CDSC. These include:


           - The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist



           - Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  Withdrawals related to certain retirement or benefit plans



           - Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans



           - For shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission


           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

           You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.



                                                                            | 75

           AUTOMATIC EXCHANGES. Shareholders may automatically exchange fund shares for shares of the same class of another DWS fund. In order to establish an automatic exchange: (i) the amount ($50 minimum) to be exchanged must be specified; and (ii) the originating account must have a minimum account balance of $5,000. Automatic exchanges will be made automatically until the shareholder or a fund terminates the privilege.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."



           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



76 |

           The price at which you buy and sell shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although it will be adjusted to allow for any applicable sales charge.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


                                                                            | 77

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less sales charge, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



78 |

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.

           EACH FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS TO ITS SHAREHOLDERS ANNUALLY IN DECEMBER. If necessary, the funds may distribute at other times as needed.


           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 79
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                       GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                           -  gains from the sale of
  securities held (or treated as                      securities held by a fund for
  held) by a fund for more than                       one year or less
  one year                                         -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                          -  gains from selling fund
  shares held for more than                           shares held for one year or
  one year                                            less



           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.


           Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend



80 | Understanding Distributions and Taxes
           this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received.


           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


           If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.


                                     Understanding Distributions and Taxes  | 81

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.



82 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown. The funds have ceased to offer shares to both existing and new shareholders, although dividend reinvestment is permitted.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 83

                             DWS Target 2010 Fund




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.14%             -1.33%       $  9,866.70        $   610.39
   2           10.25%        1.14%              2.48%       $ 10,247.55        $   114.65
   3           15.76%        1.14%              6.43%       $ 10,643.11        $   119.08
   4           21.55%        1.14%             10.54%       $ 11,053.93        $   123.67
   5           27.63%        1.14%             14.81%       $ 11,480.62        $   128.45
   6           34.01%        1.14%             19.24%       $ 11,923.77        $   133.40
   7           40.71%        1.14%             23.84%       $ 12,384.03        $   138.55
   8           47.75%        1.14%             28.62%       $ 12,862.05        $   143.90
   9           55.13%        1.14%             33.59%       $ 13,358.52        $   149.46
  10           62.89%        1.14%             38.74%       $ 13,874.16        $   155.23
  TOTAL                                                                        $ 1,816.78



DWS Target 2011 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.02%             -1.22%       $  9,878.10        $   598.83
   2           10.25%        1.02%              2.71%       $ 10,271.25        $   102.76
   3           15.76%        1.02%              6.80%       $ 10,680.04        $   106.85
   4           21.55%        1.02%             11.05%       $ 11,105.11        $   111.10
   5           27.63%        1.02%             15.47%       $ 11,547.09        $   115.53
   6           34.01%        1.02%             20.07%       $ 12,006.67        $   120.12
   7           40.71%        1.02%             24.85%       $ 12,484.53        $   124.91
   8           47.75%        1.02%             29.81%       $ 12,981.42        $   129.88
   9           55.13%        1.02%             34.98%       $ 13,498.08        $   135.05
  10           62.89%        1.02%             40.35%       $ 14,035.30        $   140.42
  TOTAL                                                                        $ 1,685.45


84 | Appendix

DWS Target 2012 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.10%             -1.30%       $  9,870.50        $   606.54
   2           10.25%        1.10%              2.55%       $ 10,255.45        $   110.69
   3           15.76%        1.10%              6.55%       $ 10,655.41        $   115.01
   4           21.55%        1.10%             10.71%       $ 11,070.97        $   119.50
   5           27.63%        1.10%             15.03%       $ 11,502.74        $   124.16
   6           34.01%        1.10%             19.51%       $ 11,951.35        $   129.00
   7           40.71%        1.10%             24.17%       $ 12,417.45        $   134.03
   8           47.75%        1.10%             29.02%       $ 12,901.73        $   139.26
   9           55.13%        1.10%             34.05%       $ 13,404.90        $   144.69
  10           62.89%        1.10%             39.28%       $ 13,927.69        $   150.33
  TOTAL                                                                        $ 1,773.21



DWS Target 2013 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.28%             -1.47%       $  9,853.40        $   623.86
   2           10.25%        1.28%              2.20%       $ 10,219.95        $   128.47
   3           15.76%        1.28%              6.00%       $ 10,600.13        $   133.25
   4           21.55%        1.28%              9.94%       $ 10,994.45        $   138.21
   5           27.63%        1.28%             14.03%       $ 11,403.45        $   143.35
   6           34.01%        1.28%             18.28%       $ 11,827.66        $   148.68
   7           40.71%        1.28%             22.68%       $ 12,267.64        $   154.21
   8           47.75%        1.28%             27.24%       $ 12,724.00        $   159.95
   9           55.13%        1.28%             31.97%       $ 13,197.33        $   165.90
  10           62.89%        1.28%             36.88%       $ 13,688.27        $   172.07
  TOTAL                                                                        $ 1,967.95


                                                               Appendix  | 85

DWS Target 2014 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.20%             -1.39%       $  9,861.00        $   616.17
   2           10.25%        1.20%              2.36%       $ 10,235.72        $   120.58
   3           15.76%        1.20%              6.25%       $ 10,624.68        $   125.16
   4           21.55%        1.20%             10.28%       $ 11,028.41        $   129.92
   5           27.63%        1.20%             14.47%       $ 11,447.49        $   134.86
   6           34.01%        1.20%             18.82%       $ 11,882.50        $   139.98
   7           40.71%        1.20%             23.34%       $ 12,334.03        $   145.30
   8           47.75%        1.20%             28.03%       $ 12,802.73        $   150.82
   9           55.13%        1.20%             32.89%       $ 13,289.23        $   156.55
  10           62.89%        1.20%             37.94%       $ 13,794.22        $   162.50
  TOTAL                                                                        $ 1,881.84




86 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Investments at the address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call us at the number provided.




DWS INVESTMENTS             SEC                     DISTRIBUTOR
------------------------    --------------------    ------------------------------
PO Box 219151               100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO             Washington, D.C.        Inc.
64121-9151                  20549-0102              222 South Riverside Plaza
www.dws-                    WWW.SEC.GOV             Chicago, IL 60606-5808
investments.combrphone      (800) SEC-0330          (800) 621-1148
number service





SEC FILE NUMBER:      811-5896








(12/1/09) DTF-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                                 DWS TARGET FUND

                              DWS Target 2010 Fund

                              DWS Target 2011 Fund

                              DWS Target 2012 Fund

                              DWS Target 2013 Fund

                              DWS Target 2014 Fund



                       STATEMENT OF ADDITIONAL INFORMATION


                                December 1, 2009



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated December 1, 2009 (the "Prospectus") for shares of DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund (each a "Fund," collectively the "Funds"), each a series of DWS Target Fund (the "Trust"), as amended from time to time, copies of which may be obtained without charge by calling (800) 621-1048, through the DWS Investments Web site at www.dws-investments.com, or from the firm from which this SAI was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Funds have ceased to offer shares to both existing and new shareholders, although dividend reinvestment is permitted.

Portions of the Annual Reports to Shareholders of each Fund, dated July 31, 2009, are incorporated herein by reference and are hereby deemed to be part of this SAI. A copy of the Funds' Annual Reports may be obtained without charge by calling (800) 621-1048.


This SAI is incorporated by reference into the Prospectus for the Funds.


                                TABLE OF CONTENTS
                                                                         Page

INVESTMENT RESTRICTIONS....................................................1

INVESTMENT POLICIES AND TECHNIQUES.........................................3
   Portfolio Holdings.....................................................26

MANAGEMENT OF THE FUNDS...................................................27
   Investment Advisor.....................................................27

FUND SERVICE PROVIDERS....................................................39
   Administrator..........................................................39
   Distributor............................................................40
   Independent Registered Public Accounting Firm..........................44
   Legal Counsel..........................................................44
   Custodian..............................................................45
   Transfer Agent and Shareholder Service Agent...........................45


PORTFOLIO TRANSACTIONS....................................................48


PURCHASE AND REDEMPTION OF SHARES.........................................53

DIVIDENDS.................................................................71

TAXES.....................................................................72

NET ASSET VALUE...........................................................77

BOARD MEMBERS AND OFFICERS................................................78


TRUST ORGANIZATION........................................................98

PROXY VOTING GUIDELINES..................................................100

FINANCIAL STATEMENTS.....................................................100

ADDITIONAL INFORMATION...................................................100

APPENDIX A -- PROXY VOTING GUIDELINES....................................101

APPENDIX B -- RATINGS OF INVESTMENTS.....................................126





                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, a Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, each Fund may not:

1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Funds' affairs. These represent intentions of the Trustees based upon current circumstances. Non-fundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to, shareholders.


As a matter of non-fundamental policy, each Fund currently does not intend to:


(a) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with short sales, futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;




(d) purchase warrants if as a result, such securities, taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(e) lend portfolio securities in an amount greater than 33?% of its total assets; and

(f) purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the prospectus or this SAI.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, in "Derivatives - Currency Transactions," as applicable.

A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board of Trustees (the "Board") has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques


Descriptions in this SAI of a particular investment practice or technique in which each Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA or the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's assets.


The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.


Each Fund seeks to provide a guaranteed return of investment on its Maturity Date (as described in the Prospectus) to investors who reinvest all dividends and hold their shares until the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive on the Maturity Date at least their original investment, including any applicable sales charge, is provided by the par value of the portion of each Fund's assets invested in "zero coupon" US Treasury obligations (the "Zero Coupon Treasuries") as well as by an agreement between each Fund and DIMA. Investors who do not reinvest all dividends or who redeem part or all of their investment in a Fund other than on the Maturity Date will not receive the benefit of this assurance, and upon the redemption may receive more or less than the amount of their original investment; provided, however, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends thereon reinvested) until the Maturity Date.


General. Each Fund may invest in Zero Coupon Treasuries and equity securities (as described in the Prospectus) and engage in futures, options and other derivatives transactions and other investment techniques in accordance with its investment objectives and policies. Supplemental information concerning each Fund's investments and certain investment techniques is set forth below.


Each Fund offers its shares during a limited offering period (the "Offering Period"). The Offering Period is currently closed for each of the Funds, though the Board could reopen one or more of the Funds to further investment in the future. When they are available for purchase, shares are offered at net asset value plus the applicable sales charge. The Zero Coupon Treasuries that each Fund acquires with the proceeds of the sale of its shares during the Offering Period are selected so as to mature at a specific par value on or about the Maturity Date. The Advisor will continuously adjust the proportion of each Fund's assets invested in Zero Coupon Treasuries so that the value of the Zero Coupon Treasuries on the Maturity Date (i.e., the aggregate par value of the Zero Coupon Treasuries in the portfolio) are sufficient to enable investors who reinvest all dividends and hold their investment in each Fund until the Maturity Date to receive on the Maturity Date the full amount of such investment, including any sales charge. Thus, the minimum par value of Zero Coupon Treasuries per Fund share necessary to provide for each Fund's investment protection will be continuously determined and maintained.


As detailed in the Funds' Prospectus, each Fund will cease offering its shares if their continued offering would cause more than 70% of the Fund's assets to be allocated to Zero Coupon Treasuries in order to provide shareholders with at least a minimum exposure to the equity markets. In the future, if market conditions allow, each Fund may reopen from time to time to new investments.

After the Offering Period, current Fund shareholders may continue to make additional investments in their existing Fund account only through reinvestment of their dividends.

In order to provide further assurance that each Fund's investment protection will be maintained, DIMA has entered into an Agreement (the "Agreement") with each Fund. Under the Agreement, DIMA has agreed to make sufficient payments on the Maturity Date to enable shareholders who have reinvested all dividends and held their investment in a Fund until the Maturity Date to receive on the Maturity Date an aggregate amount of redemption proceeds and payments under the Agreement equal to the amount of their original investment, including any sales charge.

The portion of each Fund's assets that will be allocated to the purchase of Zero Coupon Treasuries will fluctuate during an Offering Period. This is because the value of the Zero Coupon Treasuries and equity securities, and therefore the offering price of each Fund's shares, will fluctuate with changes in interest rates and other market value fluctuations. If the offering price of a Fund's shares increases during the Offering Period, the minimum par value of Zero Coupon Treasuries per Fund share necessary to provide for the Fund's investment protection will increase and this amount will be fixed by the highest offering price during the Offering Period. Each Fund may hold Zero Coupon Treasuries in an amount in excess of the amount necessary to provide for the Fund's investment protection in the discretion of the Fund's Advisor. During an Offering Period, under normal market conditions, the proportion of each Fund's portfolio invested in Zero Coupon Treasuries may be expected to range from 50% to 65%; but a greater or lesser percentage is possible.


As the percentage of Zero Coupon Treasuries in each Fund's portfolio increases, the percentage of equity securities in the portfolio will necessarily decrease. This will result in less potential for capital growth from equity securities. As noted above, in order to help ensure at least a minimum level of exposure to the equity markets for shareholders, each Fund will cease offering its shares if, as a result of their continued offering, more than 70% of its assets would be allocated to Zero Coupon Treasuries. After the Offering Period is over, no additional assets will be allocated to the purchase of Zero Coupon Treasuries. However, since the values of the Zero Coupon Treasuries and equity securities are often affected in different ways by changes in interest rates and other market conditions and will often fluctuate independently, the percentage of each Fund's net assets represented by Zero Coupon Treasuries will continue to fluctuate after the end of the Offering Period. Zero Coupon Treasuries may be liquidated before the Maturity Date to meet redemptions and pay cash dividends, provided that the minimum amount necessary to provide for each Fund's investment protection is maintained.


Shareholders who elect to receive dividends in cash are in effect withdrawing a portion of the accreted income on the Zero Coupon Treasuries that are held to protect their original investment at the Maturity Date. These shareholders will receive the same net asset value per share for any Fund shares redeemed at the Maturity Date as shareholders who reinvest dividends, but they will have fewer shares to redeem than shareholders similarly situated who had reinvested all dividends and will lose the benefit of investment protection. Shareholders who redeem some or all of their shares before the Maturity Date lose the benefit of investment protection with respect to those shares redeemed. Thus, investors are encouraged to reinvest all dividends and to evaluate their need to receive some or all of their investment prior to the Maturity Date before making an investment in a Fund.

The value of the Zero Coupon Treasuries and the equity securities in each Fund's portfolio will fluctuate prior to the Maturity Date and the value of the Zero Coupon Treasuries will equal their par value on the Maturity Date. As noted herein (see "Zero Coupon Securities"), the value of the Zero Coupon Securities may be expected to experience more volatility than US Government securities that have similar yields and maturities but that make current distributions of interest. Thus, the net asset value of each Fund's shares will fluctuate with changes in interest rates and other market conditions prior to the Maturity Date. As an open-end investment company, a Fund will redeem its shares at the request of a shareholder at the net asset value per share next determined after a request is received in proper form. Thus, shareholders who redeem their shares prior to the Maturity Date may receive more or less than their acquisition cost, including any sales charge, whether or not they reinvest their dividends. Such shares, therefore, would not receive the benefit of a Fund's investment protection. Any shares not redeemed prior to the Maturity Date by a shareholder would continue to receive the benefit of each Fund's investment protection provided that all dividends with respect to such shares are reinvested. Accordingly, the Funds may not be appropriate for investors who expect to redeem their investment in the Funds prior to the Maturity Date.

Each year each Fund will be required to accrue an increasing amount of income on its Zero Coupon Securities utilizing the effective interest method. However, to maintain its tax status as a pass-through entity under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and also to avoid imposition of excise taxes, each Fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its Zero Coupon Securities for which it receives no payments in cash prior to their maturity. Dividends of each Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. See "Taxes." However, shareholders who elect to receive dividends in cash, instead of reinvesting these amounts in additional shares of a Fund, may realize an amount upon redemption of their investment on the Maturity Date that is less or greater than their acquisition cost and, therefore, will not receive the benefit of the Fund's investment protection. Accordingly, the Funds may not be appropriate for investors who will require cash distributions from a Fund in order to meet current tax obligations resulting from their investment or for other needs.

As noted previously, each Fund will maintain a minimum par value of Zero Coupon Treasuries per share in order to provide for the Fund's investment protection. In order to generate sufficient cash to meet dividend requirements and other operational needs and to redeem Fund shares on request, each Fund may be required to limit reinvestment of capital on the disposition of equity securities and may be required to liquidate equity securities at a time when it is otherwise disadvantageous to do so, which may result in the realization of losses on the disposition of such securities, and may also be required to borrow money to satisfy dividend and redemption requirements. The liquidation of equity securities and the expenses of borrowing money in such circumstances could impair the ability of a Fund to meet its objective of long-term capital growth.


The Board may in its sole discretion elect, without shareholder approval, to continue the operation of a Fund after the Maturity Date with a new maturity date ("New Maturity Date"). Such a decision may be made to provide shareholders with the opportunity of continuing their investment in a Fund for a new term without recognizing any taxable capital gains as a result of a redemption. In that event, shareholders of a Fund may either continue as such or redeem their shares in the Fund. Shareholders who reinvest all dividends and hold their shares to the Maturity Date will be entitled to the benefit of a Fund's investment protection on the Maturity Date whether they continue as shareholders or redeem their shares. If this alternative were to be elected, each Fund would at the Maturity Date collect the proceeds of the Zero Coupon Treasuries that mature on such date and, after allowing for any redemption requests by shareholders, reinvest such proceeds in Zero Coupon Treasuries and equity securities as necessary to provide for the Fund's investment protection benefit on the New Maturity Date. For such purposes, the investment of shareholders then in a Fund would be deemed to be the net asset value of their investment in the Fund at the current Maturity Date. Thus, in effect, the total value of such shareholders' investment in a Fund on the current Maturity Date will be treated as an investment for the new term and will benefit from the Fund's investment protection for the new term if they reinvest all dividends and maintain their investment in the Fund until the New Maturity Date. If the Board elects to continue a Fund, shareholders will be given 60 days' prior notice of such election and the New Maturity Date. In that event, it is anticipated that the offering of the Fund's shares would commence again after the Maturity Date with a new prospectus for such period as the Board shall determine.

On the Maturity Date, each Fund may also be terminated at the election of the Board in its sole discretion and without approval by shareholders, upon 60 days' prior notice to shareholders. In such event, the proceeds of the Zero Coupon Treasuries maturing on such date shall be collected and the equity securities and other assets then owned by a Fund shall be sold or otherwise reduced to cash, the liabilities of the Fund will be discharged or otherwise provided for, the Fund's outstanding shares will be mandatorily redeemed at the net asset value per share determined on the Maturity Date and, within seven days thereafter, the Fund's net assets will be distributed to shareholders and the Fund shall be thereafter terminated. Termination of a Fund may require the disposition of the equity securities at a time when it is otherwise disadvantageous to do so and may involve selling securities at a substantial loss. The estimated expenses of liquidation and termination of a Fund, however, are not expected to affect materially the ability of the Fund to provide for its investment protection benefit. In the event of termination of a Fund as noted above, the redemption of shares effected in connection with such termination would constitute for federal income tax purposes a sale upon which a gain or loss may be realized depending upon whether the value of the shares being redeemed is more or less than the shareholder's adjusted cost basis in such shares.

Subject to shareholder approval, other alternatives may be pursued by each Fund after the Maturity Date. For instance, the Board may consider the possibility of a tax-free reorganization between a Fund and another registered open-end management investment company or any other series of the Trust.


For temporary defensive purposes, each Fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US Government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, a Fund would not be pursuing, and may not achieve, its investment objectives.

Asset Segregation. Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Funds engage in such transactions, the Funds will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Funds segregate sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Funds will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Funds.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Funds will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Funds will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Funds may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Funds.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Funds' assets for segregation and cover purposes could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Funds that may be at risk with respect to certain derivative transactions.

Borrowing. The Funds may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Funds may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the Funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Funds' assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of a Fund's agreement with its lender, the net asset value per share of a Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Funds did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Funds must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Funds compared with what it would have been without leverage.


Cash Management Vehicles. The Funds may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, amounts held to cover the Funds' open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Funds may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act.


Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Depository Receipts. Each Fund may invest in sponsored or unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depository Receipts"). Depository Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depository Receipts may be more volatile than if the issuer of the underlying securities sponsored them. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.


Eurodollar Instruments. The Funds may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts, options on foreign currencies and other currency-related instruments, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund's investment performance. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for each Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of each Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Securities Involve Currency Risks. The US Dollar value of a foreign security tends to decrease when the value of the US Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the US Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for foreign securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. Settlement of Foreign Securities trades may take longer and present more risk than for domestic securities. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC, which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, each Fund will comply with their respective nonfundamental policies on borrowing.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objectives and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.



Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) a Fund receives reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. A Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

A Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. Each Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Funds to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail above, the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Short Sales Against the Box. A Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales against the box.



Zero Coupon Securities. The Funds will invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


Derivatives

A Fund may use instruments referred to as derivatives ("derivatives"). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A Fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter ("OTC") put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a Fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Funds' prospectus.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A Fund may use derivatives (subject to certain limits imposed by the Fund's investment objective and policies, see "Investment Restrictions," and the 1940 Act, or by the requirements for a Fund to qualify as a regulated investment company for tax purposes, see "Taxes") (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a Fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a Fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for Funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or
(viii) for any other purposes permitted by law.

A Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to the section entitled "Asset Segregation" for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a Fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a Fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a Fund's income. The sale of put options can also provide income and might be used to protect the Fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A Fund may write call options only if they are "covered." A written call option is covered if the Fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of the Fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a Fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a Fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines. (See "Asset Segregation"). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation ("OCC"). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a Fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, the Fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move greater than or less than the price of the underlying security or instrument.

A Fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a Fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a Fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a Fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission ("CFTC") on behalf of each Fund, neither the registrant nor the Funds are deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, each Fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as investment advisor to the Funds.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The Funds may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or to which the Funds expect to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a Fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if a Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a Fund because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a Fund's investments and its share price and yield. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a Fund. A Fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a Fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. A Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Funds.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a Fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Fund will not be considered a "commodity pool." Additionally, from time to time a Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Funds' Prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of each Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Funds' Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which a Fund's portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.


                             MANAGEMENT OF THE FUNDS


Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for a Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of each Fund can be expected to vary from those of these other mutual funds.




Pursuant to an investment management agreement ("Investment Management Agreement"), the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for the Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Funds' policies as stated in their prospectus and SAI, or as adopted by the Funds' Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by the Funds, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Funds, including the Funds' share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Funds are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of the Funds, and, if required by applicable law, subject to a majority vote of the Funds' shareholders.


The Investment Management Agreement will continue in effect year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Investment Management Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund.


The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Funds on 60 days' written notice.


From time to time, Deutsche Bank or an affiliate (collectively, "DB") may at its sole discretion invest its own assets in shares of a Fund ("proprietary investment") for such purposes it deems appropriate, including investments designed to assist in the management of a Fund's portfolio. Any proprietary investment may be hedged and, in that event, the return on the proprietary investment, net of the effect of the hedge, would be expected to differ from the return of a Fund. DB has no obligation to make any proprietary investments and the amount of any proprietary investment that is made may or may not be significant in comparison to the level of assets of each Fund. In the event that a proprietary investment is made, except as otherwise required under the 1940 Act, DB would be permitted to redeem the investment at such time that it deems appropriate.




Effective May 1, 2008, (except DWS Target 2014 Fund, which was effective July 1,
2008) for all services provided under the Amended Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund                                                  Management Fee Rate
----                                                  -------------------
DWS Target 2010 Fund                                         0.400%
DWS Target 2011 Fund                                         0.400%
DWS Target 2012 Fund                                         0.400%
DWS Target 2013 Fund                                         0.400%
DWS Target 2014 Fund                                         0.400%

Until May 1, 2008 (July 1, 2008 for DWS Target 2014 Fund) each Fund paid the Advisor an investment management fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Fund. During the last three fiscal years, the Advisor received management fees as follows:


 Fund Name                                               Fiscal Year Ending July 31,
 ---------                                               ---------------------------
                                             2007                         2008                   2009
                                             ----                         ----                   ----

 DWS Target 2010 Fund                      $237,408                    $198,894                 $136,583
 DWS Target 2011 Fund                      $379,319                    $330,353                 $233,120
 DWS Target 2012 Fund                      $299,494                    $262,935                 $182,412
 DWS Target 2013 Fund                      $210,199                    $178,777                 $123,973
 DWS Target 2014 Fund                      $214,888                    $191,180                 $133,740



The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by each Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers


Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary - Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation - Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank policies and procedures.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining variable compensation than the qualitative portion.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Funds' portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                                             Dollar Range of All DWS
Name of                     DWS Target   DWS Target  DWS Target    DWS Target    DWS Target            Fund
Portfolio Manager           2010 Fund    2011 Fund    2012 Fund    2013 Fund     2014 Fund         Shares Owned
-----------------           ---------    ---------    ---------    ---------     ---------         ------------
William Chepolis                $0           $0          $0            $0            $0        $100,001 - $500,000
Ohn Choe                        $0           $0          $0            $0            $0         $10,001 - $50,000
Matthew F. MacDonald            $0           $0          $0            $0            $0         $50,001 - $100,000
Robert Wang                     $0           $0          $0            $0            $0         $50,001 - $100,000
James Francis                   $0           $0          $0            $0            $0         $10,001 - $50,000

Conflicts of Interest

In addition to managing the assets of each Fund, the Funds' portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Funds, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is as of each Fund's most recent fiscal year end.

DWS Target 2010 Fund

Other SEC Registered Investment Companies Managed:

                                       Number of       Total Assets of         Number of              Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

William Chepolis                           16             $9,190,818,757             0                    $0
Ohn Choe                                    4               $159,359,546             0                    $0
Matthew F. MacDonald                       16             $9,672,633,367             0                    $0
Robert Wang                                41            $13,854,722,412             0                    $0
James Francis                              21             $7,231,971,027             0                    $0

DWS Target 2011 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of         Total Assets of    Number of Investment
                                     Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager             Companies            Companies       Performance-Based Fee     Fee Accounts
-------------------------             ---------            ---------       ---------------------     ------------

William Chepolis                           16            $9,167,941,264              0                    $0
Ohn Choe                                    4              $136,482,053              0                    $0
Matthew F. MacDonald                       16            $9,649,755,874              0                    $0
Robert Wang                                41           $13,831,844,920              0                    $0
James Francis                              21            $7,209,093,535              0                    $0

DWS Target 2012 Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered        Company Accounts        Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

William Chepolis                           16             $9,179,140,166             0                    $0
Ohn Choe                                    4               $147,680,955             0                    $0
Matthew F. MacDonald                       16             $9,660,954,776             0                    $0
Robert Wang                                41            $13,843,043,821             0                    $0
James Francis                              21             $7,220,292,436             0                    $0

DWS Target 2013 Fund

Other SEC Registered Investment Companies Managed:

                                       Number of       Total Assets of         Number of              Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

William Chepolis                           16            $9,193,138,985              0                    $0
Ohn Choe                                    4              $161,679,773              0                    $0
Matthew F. MacDonald                       16            $9,674,953,595              0                    $0
Robert Wang                                41           $13,857,042,640              0                    $0
James Francis                              21            $7,234,291,255              0                    $0

DWS Target 2014 Fund

Other SEC Registered Investment Companies Managed:

                                       Number of       Total Assets of         Number of              Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

William Chepolis                           16             $9,191,313,104             0                    $0
Ohn Choe                                    4               $159,853,892             0                    $0
Matthew F. MacDonald                       16             $9,673,127,714             0                    $0
Robert Wang                                41            $13,855,216,759             0                    $0
James Francis                              21             $7,232,465,374             0                    $0

DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target
2013 Fund, and DWS Target 2014 Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                               Investment Vehicle
                                       Pooled          Total Assets of          Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------

William Chepolis                             0                       $0              0                    $0
Ohn Choe                                     0                       $0              0                    $0
Matthew F. MacDonald                         0                       $0              0                    $0
Robert Wang                                 37           $1,919,667,382              0                    $0
James Francis                               19             $252,873,870              0                    $0

DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target
2013 Fund, and DWS Target 2014 Fund

Other Accounts Managed:

                                                                               Number of Other
                                                                               Accounts with       Total Assets of
                                       Number of      Total Assets of Other    Performance-Based     Performance-
Name of Portfolio Manager            Other Accounts          Accounts               Fee          Based Fee Accounts
-------------------------            --------------          --------               ---          ------------------

William Chepolis                             1             $104,703,538              0                       $0
Ohn Choe                                     1             $104,703,538              0                       $0
Matthew F. MacDonald                         1             $104,703,538              0                       $0
Robert Wang                                 35           $6,285,733,597              4              $33,213,070
James Francis                                2             $193,862,112              0                       $0

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.




                             FUND SERVICE PROVIDERS

Administrator

The Funds recently entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Funds including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Funds securities. The services provided by the Advisor are described in more detail below. For all services provided under the Administrative Services Agreement, the Funds pay the Advisor a fee, computed daily and paid monthly, of 0.100% of the Funds' average daily net assets.


For the year ended July 31, 2009, for DWS Target 2010 Fund, the Advisor received an Administrative Fee of $34,146, of which $2,715 is unpaid. For the period from May 1, 2008 through July 31, 2008, for DWS Target 2010 Fund, the Advisor received an Administrative Fee of $9,884.

For the year ended July 31, 2009, for DWS Target 2011 Fund, the Advisor received an Administrative Fee of $58,280, of which $4,662 is unpaid. For the period from May 1, 2008 through July 31, 2008, for DWS Target 2011 Fund, the Advisor received an Administrative Fee of $16,647.

For the year ended July 31, 2009, for DWS Target 2012 Fund, the Advisor received an Administrative Fee of $45,603, of which $3,695 is unpaid. For the period from May 1, 2008 through July 31, 2008, for DWS Target 2012 Fund, the Advisor received an Administrative Fee of $13,345.

For the year ended July 31, 2009, for DWS Target 2013 Fund, the Advisor received an Administrative Fee of $30,993, of which $2,516 is unpaid. For the period from May 1, 2008 through July 31, 2008, for DWS Target 2013 Fund, the Advisor received an Administrative Fee of $8,924.

For the year ended July 31, 2009, for DWS Target 2014 Fund, the Advisor received an Administrative Fee of $33,435, of which $2,665 is unpaid. For the period from May 1, 2008 through July 31, 2008, for DWS Target 2014 Fund, the Advisor received an Administrative Fee of $3,096.


Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds' prospectus and SAI as well as other reports required to be filed by the SEC; maintains the Funds' records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Funds; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors the Funds' operating expense budgets; reviews and processes the Funds' bills; assists in determining the amount of dividends and distributions available to be paid by the Funds, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The fees paid by the Funds to the Advisor pursuant to the Administrative Services Agreement are reduced by the amount of any credits received from the Funds' custodian for cash balances.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Distributor


Pursuant to an Underwriting and Distribution Agreement (the "Distribution Agreement") with each Fund, DWS Investments Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the continuous offering of its shares during the applicable Offering Period. The Funds pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DIDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months' notice and continuation, amendment and termination need not be on a series by series basis.


Rule 12b-1 Plan

Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") of the 1940 Act. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges. If the Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to DIDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DIDI in excess of its fees under the Rule 12b-1 Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DIDI for its expenses incurred. All material amendments to the Rule 12b-1 Plan must be approved by the Board in the manner described above with respect to the continuation of the Investment Management Agreement.

Shareholder Services. Pursuant to the Rule 12b-1 Plan, information and administrative services are provided to each Fund on behalf of shareholders under the Shareholder Services Agreement ("Services Agreement") with DIDI. DIDI bears all its expenses of providing services pursuant to the Services Agreement between DIDI and the Fund, including the payment of a services fee. The Fund pays DIDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Fund.

The Funds paid DIDI the following Service Fees:

Fund Name                                         Fiscal Year Ending July 31,
---------                                         ---------------------------
                                      2007                   2008                   2009
                                      ----                   ----                   ----


DWS Target 2010 Fund               $115,748               $100,089                 $81,076
DWS Target 2011 Fund               $184,906               $169,868                $143,451
DWS Target 2012 Fund               $146,771               $135,933                $115,920
DWS Target 2013 Fund               $105,194                $91,917                 $75,792
DWS Target 2014 Fund               $104,963                $95,167                 $81,608


DIDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Fund shares, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Fund shares, commencing with the month after investment. Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the services fee payable to DIDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than DIDI) listed on a Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of the Funds while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of the Funds, in its discretion, may approve basing the fee payable to DIDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each Fund are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.





                              --------------------------------------------------------
                                12b-1 Compensation to Underwriter and Firms for the
                                      Twelve-Month Period Ended June 30, 2009
                              --------------- -------------- -------------------------



                                  12b-1           12b-1
                               Distribution    Shareholder   12b-1 Compensation Paid
                                   Fees       Services Fees          to Firms
                                   ----       -------------          --------

DWS Target 2010 Fund                $0            $82,257             $82,409
DWS Target 2011 Fund                $0           $143,373            $143,863
DWS Target 2012 Fund                $0           $113,221            $114,379
DWS Target 2013 Fund                $0            $76,400             $76,808
DWS Target 2014 Fund                $0            $82,528             $82,197

                               -------------------------------------------------------------------------
                                              Other Expenses Paid by Underwriter for the
                                               Twelve-Month Period Ended June 30, 2009
                               --------------- --------------- ------------ -------------- -------------
                                Advertising,
                                   Sales,
                                 Literature
                                    and                         Marketing
                                Promotional      Prospectus     and Sales    Postage and     Imputed
                                 Materials        Printing      Expenses       Mailing       Interest
                                 ---------        --------      --------       -------       --------

DWS Target 2010 Fund                  $166              $7          $567         $6             $0
DWS Target 2011 Fund                   $91              $4          $298         $2             $0
DWS Target 2012 Fund                   $27              $1           $87         $1             $0
DWS Target 2013 Fund                   $27              $1           $89         $1             $0
DWS Target 2014 Fund                   $47              $2          $156         $1             $0


The following table shows the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI.

                                                                                  Aggregate          Aggregate
                                                Aggregate       Aggregate      Commissions Paid     Commissions
                                                  Sales        Commissions            to              Retained
Fund                              Fiscal Year  Commissions    Paid to Firms    Affiliated Firms       by DIDI
----                              -----------  -----------    -------------    ----------------       -------


DWS Target 2010 Fund               2009                $0              $0              $0                   $0
                                   2008                $0              $0              $0                   $0
                                   2007                $0              $0              $0                   $0

DWS Target 2011 Fund               2009                $0              $0              $0                   $0
                                   2008                $0              $0              $0                   $0
                                   2007                $0              $0              $0                   $0

DWS Target 2012 Fund               2009                $0              $0              $0                   $0
                                   2008                $0              $0              $0                   $0
                                   2007                $0              $0              $0                   $0

DWS Target 2013 Fund               2009                $0              $0              $0                   $0
                                   2008                $0              $0              $0                   $0
                                   2007                $0              $0              $0                   $0

DWS Target 2014 Fund               2009                $0              $0              $0                   $0
                                   2008                $0              $0              $0                   $0
                                   2007                $0              $0              $0                   $0



Certain Trustees or officers of the Funds are also directors or officers of the Advisor or DIDI.

Independent Registered Public Accounting Firm

The financial highlights of the Funds included in the Funds' Prospectus and the financial statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel


Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Independent Trustees.




Custodian


SSB, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111 (the "Custodian), serves as each Fund's custodian. As custodian, SSB has custody of all securities and cash of each Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. The Custodian's fee may be reduced by certain earnings credits in favor of the Funds.


Transfer Agent and Shareholder Service Agent


DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Fund. The Transfer Agent receives an annual service fee for each account of the Funds, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fundo. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Funds or are paid directly by the Funds. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a Fund with the prior approval of the Fund's Board.




The following are amounts charged to the Funds by DISC:

Fund Name                              Fiscal Year Ending July 31,
                               2007              2008                2009
                               ----              ----                ----


DWS Target 2010 Fund          $50,350           $41,222            $30,701
DWS Target 2011 Fund          $82,354           $68,838            $54,054
DWS Target 2012 Fund          $68,253           $67,890            $51,659
DWS Target 2013 Fund          $62,682           $58,256            $51,060
DWS Target 2014 Fund          $59,834           $61,345            $38,120


Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Funds. Services received from broker-dealers that execute securities transactions for a Fund will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for the Fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.




The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


For the fiscal year ended July 31, 2009, DWS Target Fund, which includes the Funds, paid $9,615, $13,381, $18,217, $11,413 and $9,982 for DWS Target 2010
Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, and DWS Target 2014 Fund, respectively, in brokerage commissions.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each Fund has acquired during the most recent fiscal year. As of July 31, 2009, each Fund held the following securities of its regular brokers or dealers:


DWS Target 2010 Fund

                                                                     Value of Securities Owned as
                                                                           of July 31, 2009
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------


Bank of New York Mellon Corp.                                                        $3
PNC Financial Services Group, Inc.                                                   $4
Comerica Inc.                                                                        $7
Morgan Stanley                                                                       $9
Popular, Inc.                                                                       $11
Citigroup, Inc.                                                                     $22
Allied World Assurance Co. Holdings Ltd.                                            $30
Discover Financial Services                                                         $43
Bank of America Corp.                                                               $62
The Goldman Sachs Group, Inc.                                                       $65
JPMorgan Chase & Co.                                                                $66



DWS Target 2011 Fund


                                                                     Value of Securities Owned as
                                                                           of July 31, 2009
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

PNC Financial Services Group, Inc.                                                   $4
Bank of New York Mellon Corp.                                                        $5
Comerica Inc.                                                                       $12
Morgan Stanley                                                                      $14
Popular, Inc.                                                                       $22
Citigroup, Inc.                                                                     $44
Allied World Assurance Co.                                                          $61
Discover Financial Services                                                         $84
The Goldman Sachs Group, Inc.                                                      $114
Bank of America Corp.                                                              $124
JPMorgan Chase & Co.                                                               $135



DWS Target 2012 Fund


                                                                     Value of Securities Owned as
                                                                           of July 31, 2009
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

PNC Financial Services Group, Inc.                                                   $4
Bank of New York Mellon Corp.                                                        $5
Comerica Inc.                                                                       $12
Morgan Stanley                                                                      $17
Popular, Inc.                                                                       $23
Citigroup, Inc.                                                                     $48
Allied World Assurance Co. Holdings Ltd.                                            $65
Discover Financial Services                                                         $91
The Goldman Sachs Group, Inc.                                                      $131
Bank of America Corp.                                                              $133
JPMorgan Chase & Co.                                                               $143



DWS Target 2013 Fund


                                                                     Value of Securities Owned as
                                                                           of July 31, 2009
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Bank of New York Mellon Corp.                                                        $3
PNC Financial Services Group, Inc.                                                   $4
Comerica Inc.                                                                        $7
Morgan Stanley                                                                      $11
Popular, Inc.                                                                       $15
Citigroup, Inc.                                                                     $31
Allied World Assurance Co. Holdings Ltd.                                            $43
Discover Financial Services                                                         $58
The Goldman Sachs Group, Inc.                                                       $82
Bank of America Corp.                                                               $86
JPMorgan Chase & Co.                                                                $93



DWS Target 2014 Fund


                                                                     Value of Securities Owned as
                                                                           of July 31, 2009
Name of Regular Broker or Dealer or Parent (Issuer)                         (in thousands)
---------------------------------------------------                         --------------

Bank of New York Mellon Corp.                                                        $3
PNC Financial Services Group, Inc.                                                   $4
Comerica Inc.                                                                        $7
Morgan Stanley                                                                       $9
Popular, Inc.                                                                       $12
Citigroup, Inc.                                                                     $25
Allied World Assurance Co. Holdings Ltd.                                            $35
Discover Financial Services                                                         $48
The Goldman Sachs Group, Inc.                                                       $65
Bank of America Corp.                                                               $70
JPMorgan Chase & Co.                                                                $77


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

Portfolio turnover rates for the two most recent fiscal years for each Fund were as follows:


For DWS Target 2010 Fund 38% and 69% for the fiscal year 2009 and 2008, respectively.

For DWS Target 2011 Fund 42% and 70% for the fiscal year 2009 and 2008, respectively.

For DWS Target 2012 Fund 52% and 86% for the fiscal year 2009 and 2008, respectively.

For DWS Target 2013 Fund 48% and 79% for the fiscal year 2009 and 2008, respectively.

For DWS Target 2014 Fund 39% and 71% for the fiscal year 2009 and 2008, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

General Information


The Funds have ceased to offer shares to both existing and new shareholders, although dividend reinvestment is permitted. Information regarding the ability to purchase new shares of the Funds is qualified to the extent the Funds are presently closed to new investment.


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value next determined after receipt by DIDI will be confirmed at a price based on the net asset value ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent, DWS Investments Service Company ("DISC" or the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Each Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for each Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at each Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by each Fund. Further, if purchases or redemptions of each Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board and the Distributor, also each Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.


DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Focus list funds," "Extended list funds" or "Index funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds on the Focus list and Extended list represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Focus list funds, less for Extended list funds and the lowest for Index funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the Focus list compensation category. As described above, the fund category assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Focus list or Extended list funds over Index funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.




Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.


Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited. See "Investment Techniques - General" for the impact of this dividend option on the value of your investment at maturity.


Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o 403(b)(7) Custodial Accounts, prototype money purchase pension and profit-sharing plans. Forms for existing plans are available through the Shareholder Service Agent.

Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Fund shares will only be offered to the public during active Offering Periods. As of the date of this SAI, shares of the Funds are not available for purchase. Each Fund may at its option open a new offering period.

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of each Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds' Prospectus.

Each Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of each Fund.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by DISC.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.



In addition to the discounts or commissions described herein and in the Prospectuses, DIDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:


           Compensation Schedule #1: Retail Sales and DWS Flex Plan(1)
           -----------------------------------------------------------

Amount of Shares Sold                      As a Percentage of Net Asset Value
---------------------                      ----------------------------------

$1,000,000 but less than $3,000,000                      1.00%
$3,000,000 but less than $50,000,000                     0.50%
$50,000,000 and greater                                  0.25%

                Compensation Schedule #2: DWS Retirement Plans(2)
                -------------------------------------------------

Amount of Shares Sold                       As a Percentage of Net Asset Value
---------------------                       ----------------------------------

$3,000,000 and greater                                0.00% - 0.50%

 (1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.




Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Purchases. The public offering price of each Fund is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                        Allowed to Dealers as a
                                           As a Percentage of      As a Percentage of   Percentage of Offering
Amount of Purchase                           Offering Price*       Net Asset Value**             Price
------------------                           ---------------       -----------------             -----

Less than $100,000                                 5.00%                   5.26%                     4.50%
$100,000 but less than $250,000                    4.00                    4.17                      3.60
$250,000 but less than $500,000                    3.00                    3.09                      2.70
$500,000 but less than $1 million                  2.00                    2.04                      1.80
$1 million and over                                0.00***                 0.00***                   0.00****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DIDI as discussed below.

Sales.    Shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of each Fund or service agents of each Fund;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of shares under this privilege at a commission rate of 0.50% of the amount of shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by each Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP, Inc. under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;


(n)       reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a Fund.


Shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing shares of each Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy shares at NAV. Each Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for shares also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Cumulative Discount. Shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Each Fund's shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.


Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment plan. Investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's automatic investment plan in the event that any item is unpaid by the shareholder's financial institution.




Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with each Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to each Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each Fund.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of each Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services when completing your account application.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Funds' Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus any initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC, as defined below, may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The redemption may result in taxable gain or loss being recognized for federal income tax purposes. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by each Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of each Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, each Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.


Contingent Deferred Sales Charge (CDSC). When you sell shares that have a CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.




The CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under each Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 621-1048.

Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.




In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The redemption in-kind is taxable to the same extent as a redemption for cash.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding net short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of the federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of each Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class of a Fund at net asset value; or

2.        To receive income and capital gain dividends in cash.


See "Investment Techniques - General" for the impact these dividend options have on the value of your investment at maturity.


Dividends will be reinvested in shares of the same class of each Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the Prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of net investment income and net realized capital gains are taxable for federal income tax purposes whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income (which includes its net short-term capital gains) and net long-term capital gains, if any, as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in each Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors or foreign, state or local taxes. Investors are therefore advised to consult with their tax advisors before making an investment in each Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income for such year; and

(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) is treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions made to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible, provided certain holding period and other conditions are satisfied;
(i) to be treated as "qualified dividend income" with respect to individual and other noncorporate shareholders which is subject to reduced rates of federal income taxation for taxable year beginning before January 1, 2011 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, each Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned the investments that generated the gain, rather than how long a shareholder has owned his or her shares of a Fund. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments that a Fund owned that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gain. Distributions derived from net short-term capital gain (the excess of net short-term capital gain for the year over net long-term capital loss) from the sale of investments that a Fund owned will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of net investment income designated by a Fund as derived from "qualified dividend income" will be taxed for federal income tax purposes in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for Fund shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain or loss resulting from the sale or exchange of Fund shares generally will be treated as capital gain or loss for federal income tax purposes.

Federal long-term capital gain rates applicable to individuals and other non-corporate taxpayers have been temporarily reduced -- in general, to a maximum rate of 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund's shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company.

For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. The above rules may cause a portion of the dividends received by each Fund to not be eligible for treatment as qualified dividend income.

A portion of the investment income distributions of each Fund may be eligible for the 70% deduction for dividends received by corporate shareholders. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of each Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by each Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by each Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards available. Any capital loss carryforwards to which a Fund is entitled will be disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them for federal income tax purposes.

Transactions in Fund Shares. The sale, exchange or redemption of shares of each Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to these shares. All or a portion of any loss realized upon a taxable disposition of shares of each Fund will be disallowed if other substantially identical stock or securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions. Each Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require each Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

Each Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is generally a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time ah Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or 1oss Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to recognize gain, but not loss, on the position for federal income tax purposes.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of each Fund's assets at year end consist of the stock or securities of foreign corporations, a Fund may elect to permit shareholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of the qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income their pro rata shares of such taxes and , subject to limitations imposed by the Code, claim a deduction or credit for such taxes on their federal income tax returns. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments in Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject a Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of each Fund's taxable year, with such gains and losses being treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.

Withholding and Other Tax Considerations. Each Fund may be required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of each Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under certain circumstances, shareholders of each Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of each Fund beginning before January 1, 2010, each Fund will generally not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) derived from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund. Depending on the circumstances, each Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal income taxation on a net basis at regular income tax rates.

                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing Committee.


                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               125
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            125
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               125
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Public Radio International;
                                  PRX, The Public Radio Exchange; The PBS Foundation; former
                                  Directorships: Boston Museum of Science; American Public
                                  Television; Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications; Committee for
                                  Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           125
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley
                                  University; Trustee, Southwest Florida Community Foundation
                                  (charitable organization); former Directorships: Investment
                                  Company Institute (audit, executive, nominating committees)
                                  and Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           125
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Adjunct Professor of Finance, NYU Stern School of Business            125
(1945)                            (September 2009-present; Clinical Professor from
Board Member since                1997-September 2009); Member, Finance Committee, Association
2001                              for Asian Studies (2002-present); Director, Mitsui Sumitomo
                                  Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         125
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    125
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             125
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); Director,
                                  CardioNet, Inc.(2) (2009-present) (health care); formerly:
                                  Executive Vice President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983 to 2004);
                                  Board Member, Investor Education (charitable organization)
                                  (2004-2005); Director, Viasys Health Care(2) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           125
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               125
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         128
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Officers(4)

 Name, Year of Birth, Position
 with the Trust                   Business Experience and
 and Length of Time Served(5)     Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(6) (1965)       Managing Director(3), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(7) (1962)          Director(3), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(6) (1963)       Managing Director(3), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(7) (1962)       Managing Director(3), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(8) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(7)                  Director(3), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (7)                   Director(3), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(7)               Director(3), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(3), Deutsche Asset Management
 Chief Compliance Officer,
 2006-present
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(3), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3)      Executive title, not a board directorship.

(4) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(5) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(6)      Address:  345 Park Avenue, New York, New York 10154.

(7)      Address: One Beacon Street, Boston, Massachusetts 02108.

(8)      Address:  280 Park Avenue, New York, New York 10017.





Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter: DWS Investments Distributors, Inc.

 Paul H. Schubert:                Vice President
 Jason Vazquez:                   Vice President and AML Compliance Officer
 Caroline Pearson:                Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Funds' Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Funds' Board held five (5) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Funds' Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Funds' Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Funds' Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The Marketing and Shareholder Services Committee also considers matters relating to fund mergers and liquidations and the organization of new funds. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held five (5) meetings and the Valuation Sub-Committee held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008.

                               Aggregate        Aggregate        Aggregate       Aggregate        Aggregate           Total
                              Compensation    Compensation     Compensation     Compensation    Compensation       Compensation
                                from DWS        from DWS         from DWS         from DWS        from DWS        from Fund and
                              Target 2010     Target 2011      Target 2012      Target 2013     Target 2014         DWS Fund
  Name of Board Member           Fund             Fund             Fund            Fund             Fund            Complex(1)
  --------------------           ----             ----             ----            ----             ----            ----------

  John W. Ballantine             $587               $702             $645            $561             $564          $237,500
  Henry P. Becton, Jr.(2)        $647             $2,388          $11,407            $349             $334          $246,000
  Dawn-Marie
  Driscoll(2)(3)                 $738             $2,822          $13,587            $394             $374          $292,500
  Keith R. Fox(2)                $607             $2,223          $10,596            $327             $317          $229,500
  Paul K. Freeman                $640               $768             $700            $615             $617          $255,000
  Kenneth C. Froewiss            $595             $2,190          $10,440            $320             $313          $226,750
  Richard J. Herring(2)          $622             $2,315          $11,066            $334             $325          $240,000
  William McClayton(4)           $690               $830             $760            $659             $674          $257,500
  Rebecca W. Rimel(2)            $624             $2,272          $10,822            $338             $323          $233,500
  William N. Searcy, Jr.         $613             $2,291          $10,953            $329             $321          $238,000
  Jean Gleason Stromberg         $590             $2,175          $10,369            $317             $311          $225,500
  Robert H. Wadsworth            $569               $686             $628            $544             $556          $273,500

(1)      The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Funds

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of December 31, 2008.

                                                   Dollar                         Dollar                      Aggregate Dollar
                                                  Range of     Dollar Range      Range of     Dollar Range        Range of
                                 Dollar Range    Beneficial         of          Beneficial         of         Ownership in all
                                 of Beneficial   Ownership      Beneficial      Ownership      Beneficial      Funds Overseen
                                 Ownership in      in DWS      Ownership in       in DWS      Ownership in     by Board Member
                                  DWS Target    Target 2011     DWS Target     Target 2010     DWS Target     in the DWS Fund
Board Member                       2010 Fund        Fund         2010 Fund         Fund         2010 Fund        Complex(1)
------------                       ---------        ----         ---------         ----         ---------        ----------

Independent
Board Member:
-------------

John W. Ballantine                   None            None           None            None           None          Over $100,000
Henry P. Becton, Jr.                 None            None           None            None           None          Over $100,000
Dawn-Marie Driscoll                  None            None           None            None           None          Over $100,000
Keith R. Fox                         None            None           None            None           None          Over $100,000
Paul K. Freeman                      None            None           None            None           None          Over $100,000
Kenneth C. Froewiss                  None            None           None            None           None          Over $100,000
Richard J. Herring                   None            None           None            None           None          Over $100,000
William McClayton                    None            None           None            None           None          Over $100,000
Rebecca W. Rimel                     None            None           None            None           None          Over $100,000
William N. Searcy, Jr.               None            None           None            None           None          Over $100,000
Jean Gleason Stromberg               None            None           None            None           None          Over $100,000
Robert H. Wadsworth                  None            None           None            None           None          Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of November 3, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of November 3, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Target 2010 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

FIRST CLEARING LLC                                            317,755.64                      8.02% of Fund
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

DWS Target 2011 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

FIRST CLEARING LLC                                            347,677.45                      6.09% of Fund
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

DWS Target 2013 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

FIRST CLEARING LLC                                            176,896.45                      5.13% of Fund
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

DWS Target 2014 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

FIRST CLEARING LLC                                            284,994.99                      6.79% of Fund
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523




Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Affected Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Organizational Description

DWS Target Fund (the "Trust") is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. Subsequently, the Trust changed its name to Scudder Target Equity Fund and to Scudder Target Fund effective February 15, 2002. The Trust name was changed to DWS Target Fund as of February 6, 2006. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust currently has seven series of shares. The following five series are no longer offered DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund. DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund were organized in June 2007 and each consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S. The Trustees have the authority to create additional portfolios of the Trust. To the extent that a Fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.


The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and a Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; (e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


Except as noted above, the Declaration of Trust provides that the Board may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board for any matter may be amended only with the approval of such greater number of the Board. The Board may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund or class, for any reason at any time, if there are no shares of such Fund or class outstanding at that time. In the event that the Board, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).


The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Board requesting the Board to bring or maintain such action, proceeding or claim. Such demand shall be made to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Board, in their sole discretion, may submit the matter to a vote of the shareholders of the Trust, as appropriate. The Declaration of Trust also provides that any action commenced by a shareholder, directly or derivatively, against the Trust of a Fund or class thereof, the Board or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in "the Business Litigation Session of the Massachusetts Superior Court in Suffolk County" (together with the U.S. District Court for the Southern District of New York, the "Chosen Courts"). The Declaration of Trust further provides that the Trust, its Trustees and officers, and shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines (set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Fund together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the annual report to the shareholders of each Fund, dated July 31, 2009, are incorporated herein by reference and are hereby deemed to be a part of this SAI.


                             ADDITIONAL INFORMATION

The CUSIP numbers of the Funds offered herein are:


Fund Name                                                    CUSIP
---------                                                    -----
DWS Target 2010 Fund                                         23337N 303
DWS Target 2011 Fund                                         23337N 402
DWS Target 2012 Fund                                         23337N 501
DWS Target 2013 Fund                                         23337N 600
DWS Target 2014 Fund                                         23337N-709

Each Fund has a fiscal year ending July 31.

Many of the investment changes in each Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of each Fund. These transactions will reflect investment decisions made by the Advisor in light of each Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Funds' Prospectus and this SAI omit certain information contained in the Registration Statement which each Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

_____________________

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

_____________________

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

_____________________

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                [GRAPHIC OMITTED]
Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on

                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on

                  Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting


These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities) AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.







                      APPENDIX B -- RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                 DWS TARGET FUND
                                 ---------------

                                     PART C
                                OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

     (a)           (a)(1)                   Amended and Restated Declaration of Trust of DWS Target Fund, dated June 24,
                                            2008 is incorporated by reference to Post-Effective Amendment No. 52 to the
                                            Registration Statement.

                   (a)(2)                   Amended and Restated Establishment and Designation of Classes of Shares of
                                            Beneficial Interest, Without Par Value, dated June 24, 2008, on behalf of
                                            DWS LifeCompass Protect 2017 Fund, is incorporated by reference to
                                            Post-Effective Amendment No. 54 to the Registration Statement.

                   (a)(3)                   Termination of Series and Classes, dated February 13, 2009, on behalf of DWS
                                            LifeCompass Income Fund is incorporated by reference to Post-Effective
                                            Amendment No. 55 to the Registration Statement.

     (b)                                    By-Laws dated April 1, 2008 are incorporated by reference to Post-Effective
                                            Amendment No. 53 to the Registration Statement.

     (c)                                    Incorporated by reference to Exhibit (a)(1) above.

     (d)           (d)(1)                   Investment Management Agreement, between DWS Target Fund, on behalf of DWS
                                            LifeCompass Protect Fund and DWS LifeCompass Income Fund, and Deutsche
                                            Investment Management Americas Inc., dated November 1, 2007, is incorporated by reference to Post-Effective Amendment No. 52 to the Registration
                                            Statement.

                   (d)(2)                   Amended and Restated Investment Management Agreement, between DWS Target
                                            Fund, on behalf of DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target
                                            2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund, dated May 1, 2008 and revised July 1, 2008, is incorporated by reference to Post-Effective
                                            Amendment No. 52 to the Registration Statement.

     (e)                                    Underwriting and Distribution Service Agreement between the Registrant and
                                            Scudder Distributors, Inc., dated April 5, 2002, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

     (f)                                    Inapplicable

     (g)                                    Master Custodian Agreement between the Registrant and State Street Bank and
                                            Trust Company, dated November 17, 2008, is incorporated by reference to
                                            Post-Effective Amendment No. 54 to the Registration Statement.

     (h)           (h)(1)                   Guaranty Agreement -- Kemper Retirement Fund Series II is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(2)                   Guaranty Agreement -- Kemper Retirement Fund Series III is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.



                                       3

                   (h)(3)                   Guaranty Agreement -- Kemper Retirement Fund Series IV is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(4)                   Guaranty Agreement -- Kemper Retirement Fund Series V is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(5)                   Guaranty Agreement -- Kemper Target 2010 Fund is incorporated by referenced to Post-Effective Amendment No. 28 to the Registration Statement.

                   (h)(6)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                            Registration Statement.

                   (h)(7)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                            Registration Statement.

                   (h)(8)                   Letter of Indemnity to the Independent Directors/Trustees dated September
                                            10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

                   (h)(9)                   Assignment, Consent and Amendment Agreement entered into June 30, 2009, by and among DWS Target Fund, on behalf of its series, DWS LifeCompass Protect
                                            2017 Fund (f/k/a DWS LifeCompass Protect Fund), Deutsche Investment
                                            Management Americas Inc., Merrill Lynch Bank USA, and Main Place Funding,
                                            LLC, together with that certain amended Financial Warranty Agreement attached as Appendix A thereto, is incorporated by reference to
                                            Post-Effective Amendment No. 55 to the Registration Statement.

                  (h)(10)                   Guarantee issued by Bank of America Corporation dated June 30, 2009 is incorporated by reference to Post-Effective Amendment No. 55 to the
                                            Registration Statement.

                  (h)(11)                   Amended and Restated Administrative Services Agreement between the
                                            Registrant and Deutsche Investment Management Americas Inc., dated October
                                            1, 2008, is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.

                  (h)(12)                   Agency Agreement between DWS Target Fund and DWS Scudder Investments Service
                                            Company, dated April 1, 2007, is incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

                  (h)(13)                   Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS
                                            Investments Distributors, Inc. and certain financial intermediaries is filed herein.

                  (h)(14)                   Form of Expense Limitation Agreement between DWS Target Fund and Deutsche
                                            Investment Management Americas Inc. is filed herein.

                  (h)(15)                   Form of Expense Limitation Agreement between DWS Target Fund, on behalf of
                                            DWS LifeCompass Protect 2017 Fund, and Deutsche Investment Management
                                            Americas Inc. is filed herein.



                                       4

                  (h)(16)                   Indemnification and Reimbursement Agreement between the Registrant and
                                            Deutsche Investment Management Americas Inc. dated November 14, 2007 is incorporated by reference to Post-Effective Amendment No. 50 to the
                                            Registration Statement.

     (i)           (i)(1)                   Legal Opinion and Consent of Counsel is incorporated by reference to
                                            Post-Effective Amendment No. 38 to the Registration Statement.

                   (i)(2)                   Legal Opinion and Consent of Counsel in regards to DWS LifeCompass Protect
                                            Fund is incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

     (j)                                    Consent of Independent Registered Public Accounting Firm is filed herein.

     (k)           (k)(1)                   Main Place Funding, LLC's Audited Financial Statements for the fiscal years ended December 31, 2008 and 2007 are incorporated by reference to
                                            Post-Effective Amendment No. 55 to the Registration Statement.

                   (k)(2)                   Main Place Funding, LLC's Unaudited Financial Statements for the periods ended March 31, 2009 and 2008 are incorporated by reference to
                                            Post-Effective Amendment No. 55 to the Registration Statement.

                   (k)(3)                   Main Place Funding, LLC's Unaudited Financial Statements for the period ended June 30, 2009 are incorporated by reference to Post-Effective
                                            Amendment No. 55 to the Registration Statement.

                   (k)(4)                   Bank of America Corporation's Audited Financial Statements for the fiscal year ended December 31, 2008 are incorporated by reference to Bank of
                                            America Corp. Form 8-K filing on May 28, 2009 (SEC Accession No.
                                            0001193125-09-120066).

                   (k)(5)                   Bank of America Corporation's Unaudited Financial Statements for the period ended March 31, 2009 are incorporated by reference to Bank of America Corp.
                                            Form 10-Q filing on May 7, 2009 (SEC Accession No. 0001193125-09-103338).

                   (k)(6)                   Bank of America Corporation's Unaudited Financial Statements for the period ended June 30, 2009 are incorporated by reference to Bank of America Corp.
                                            Form 10-Q filing on August 7, 2009 (SEC Accession No. 0001193125-09-168935).

     (l)                                    Inapplicable.

     (m)           (m)(1)                   Rule 12b-1 Plan for Scudder Target 2011 Fund Class A Shares, dated
                                            July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                   (m)(2)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series III Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(3)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series IV Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.



                                       5

                   (m)(4)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series V Class A Shares, dated
                                            July 1, 2001, is incorporated by reference to Post-Effective Amendment No.
                                            35 to the Registration Statement.

                   (m)(5)                   Rule 12b-1 Plan for Scudder Target 2010 Fund Class A Shares, dated July 1,
                                            2001, is incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.

                   (m)(6)                   Rule 12b-1 Plan for Class A shares of DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 51 to the
                                            Registration Statement.

                   (m)(7)                   Rule 12b-1 Plan for Class C shares of DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 51 to the
                                            Registration Statement.

     (n)                                    Amended and Restated Multi-Distribution System Plan with respect to DWS
                                            Target Fund, pursuant to Rule 18f-3 dated March 11, 2009, is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.

     (p)           (p)(1)                   Deutsche Asset Management - U.S. Code of Ethics, dated January 1, 2009, is incorporated by reference to Post-Effective Amendment No. 54 to the
                                            Registration Statement.

                   (p)(2)                   Consolidated Fund Code of Ethics (All Funds) is incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  Article IV of the Registrant's Amended and Restated Declaration of Trust ("Declaration of Trust") (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and its own terms, said Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter;

                           provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee
                  (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

         Michael J. Woods               Director, Chairman of the Board, CEO and  None
         345 Park Avenue                President
         New York, NY 10154



                                       8

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

         Michael Colon                  Director                                  None
         345 Park Avenue
         New York, NY 10154

         Matthew Eisenhardt             Chief Operating Officer                   None
         222 South Riverside Plaza
         Chicago, IL 60606

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         100 Plaza One
         Jersey City, NJ 07311

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Donna White                    Chief Compliance Officer                  None
         280 Park Avenue
         New York, NY 10017

         Jason Vazquez                  Vice President and AML Compliance Officer Anti-Money Laundering
         280 Park Avenue                                                          Compliance Officer
         New York, NY 10017

         Caroline Pearson               Secretary                                 Assistant Secretary
         One Beacon Street
         Boston, MA 02108

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606

         Patricia DeFilippis            Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017

         Anjie LaRocca                  Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York, 10154, at the offices of the Registrant's principal underwriter, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111 or, in the case of records concerning transfer agency and the shareholder service agent, at the offices of DWS Investments Service Company, 210 West 10th Street, Kansas City, MO 64105.

Item 29.          Management Services
--------          -------------------

                  Not applicable.

Item 30.          Undertakings
--------          ------------

                  None.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 16th day of November 2009.


                                                 DWS TARGET FUND

                                                 By:  /s/Michael G. Clark
                                                      -------------------------
                                                 Michael G. Clark*


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark*                          President                                    November 16, 2009

 /s/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        November 16, 2009

 /s/John W. Ballantine
 -------------------------------------
 John W. Ballantine*                        Trustee                                      November 16, 2009

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      November 16, 2009

  /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Trustee                                      November 16, 2009

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      November 16, 2009

 /s/Paul K. Freeman
 -------------------------------------
 Paul K. Freeman*                           Chairperson and Trustee                      November 16, 2009

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Trustee                                      November 16, 2009

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      November 16, 2009

 /s/William McClayton
 -------------------------------------
 William McClayton*                         Trustee                                      November 16, 2009

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      November 16, 2009

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      November 16, 2009



 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Trustee                                      November 16, 2009

 /s/Robert H. Wadsworth
 -------------------------------------
 Robert H. Wadsworth*                       Trustee                                      November 16, 2009

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Trustee                                      November 16, 2009

*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as filed on November 26, 2008 in Post-Effective Amendment No. 53 and as filed on August 28, 2008 in Post-Effective Amendment No. 52.

                                              1933 Act Registration No. 33-30876
                                             1940 Act Registration No. 811-05896




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 56

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 58

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                 DWS TARGET FUND

                                 DWS TARGET FUND

                                  EXHIBIT INDEX
                                  -------------

                                     (h)(13)
                                     (h)(14)
                                     (h)(15)
                                       (j)





                                       12